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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21269

Evergreen Income Advantage Fund

_____________________________________________________________
(Exact name of registrant as specified in charter)

     200 Berkeley Street Boston, Massachusetts 02116

_____________________________________________________________
(Address of principal executive offices) (Zip code)

     Michael H. Koonce, Esq. 200 Berkeley Street Boston, Massachusetts 02116

____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: Registrant is making an annual filing for 1 of its series, Evergreen Income Advantage Fund, for the year ended April 30, 2005. These 1 series have a 4/30 fiscal year end.

Date of reporting period: April 30, 2005

Item 1 - Reports to Stockholders.

Evergreen Income Advantage Fund

# Evergreen

INCOME ADVANTAGE FUND

**Annual Report**
**as of April 30, 2005**

Evergreen Investments
MUTUAL FUNDS

table of contents
1	LETTER TO SHAREHOLDERS
4	FINANCIAL HIGHLIGHTS
5	SCHEDULE OF INVESTMENTS
14	STATEMENT OF ASSETS AND LIABILITIES
15	STATEMENT OF OPERATIONS
16	STATEMENTS OF CHANGES IN NET ASSETS
17	NOTES TO FINANCIAL STATEMENTS
23	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
24	AUTOMATIC DIVIDEND REINVESTMENT PLAN
25	ADDITIONAL INFORMATION
28	TRUSTEES AND OFFICERS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q will be available on the SEC's Web site at http://www.sec.gov. In addition, the fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund's proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC's Web site at http://www.sec.gov. The fund's proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2005, Evergreen Investment Management Company, LLC.

LETTER TO SHAREHOLDERS

June 2005

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Income Advantage Fund, which covers the twelve-month period ended April 30, 2005.

The portfolio management team for the Evergreen Income Advantage Fund had to overcome a variety of challenges over the past year. Moderating economic growth and less accommodation from the Federal Reserve (Fed) were chief among them, along with the increased volatility associated with the market's attempts to divine the degree to which interest rates would rise. Despite tighter monetary policy from the Fed, the Treasury bond yield curve continued to flatten, providing yet another intellectual hurdle for bond market participants to overcome. In utilizing Evergreen's outlook for moderate Gross Domestic Product (GDP) growth and a gradual tightening of monetary policy, the managers of the Fund positioned the portfolio with a more conservative slant, emphasizing higher quality issues within their universe.

The fiscal year began with the confusing message that the economy's growth was good, but no longer great. As a result, market interest rates declined on the perceived weakness. Adding to the confusion, a variety of data offered conflicting reads on the economy, such as strong retail sales in conjunction with poor levels of consumer confidence. Throughout this confusion, we maintained our belief that the economy was simply transitioning from recovery to

LETTER TO SHAREHOLDERS continued

expansion, causing many economic reports to point in different directions. Historically, the maturation of the economic cycle had experienced similarly erratic behavior. Yet market interest rates began to fluctuate with seemingly every monthly data point. Moreover, the costs for commodities and energy were rising, and since inflation-adjusted interest rates had remained low for such a lengthy period, the Fed seemed determined to prevent inflation from becoming a long-term problem. As job growth began to exceed expectations, the market's inflation fears accelerated, and yields headed higher in anticipation of a tighter Fed policy.

The Fed finally began their "measured removal of policy accommodation" beginning last June. After three years of stimulative policy actions, monetary policymakers began the journey towards more moderate economic growth. Fed Chairman Alan Greenspan was very transparent in his public statements, attempting to assuage market angst. Market interest rates, though, still remained quite volatile. Only after the central bank's first few rate increases did the long-end of the yield curve begin to recover, a process that would continue for the bulk of the fiscal year. Chairman Greenspan, however, remained concerned about "complacency" within the bond market, as evidenced by his comments to congressional banking committees in February that it was a "conundrum" that long-term yields still remained low. These comments managed to move yields higher for only a short while, though, as the fixed income markets concluded that long-term inflation was under control.

LETTER TO SHAREHOLDERS continued

We encourage our investors to maintain their diversified, long-term strategies, including municipal securities, within their fixed income portfolios.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you may also access a detailed Q & A interview with the portfolio manager(s) for your fund. You can easily reach these interviews by following the link, EvergreenInvestments.com/AnnualUpdates, from our Web site. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, and Chairman of the Board of the Evergreen Funds, Michael S. Scofield, addressing recent SEC actions involving the Evergreen Funds.

FINANCIAL HIGHLIGHTS

(For a common share outstanding throughout each period)

	YearEnded April 30,

	2005	2004	2003 [1]

Net asset value, beginning of period	$ 15.62	$ 14.92	$ 14.33 [2]

Income from investment operations
Net investment income (loss)	1.56	1.76	0.17
Net realized and unrealized gains or losses on securities and interest rate swap transactions	(0.65)	0.68	0.67
Distributions to preferred shareholders from [3]
Net investment income	(0.14)	(0.09)	0 [4]
Net realized gains	(0.01)	0	0

Total from investment operations	0.76	2.35	0.84

Distributions to common shareholders from
Net investment income	(1.64)	(1.65)	(0.14)
Net realized gains	(0.33)	0	0

Total distributions to common shareholders	(1.97)	(1.65)	(0.14)

Offering costs charged to capital for
Common shares	0	0	(0.03)
Preferred shares	0	0	(0.08)

Total offering costs	0	0	(0.11)

Net asset value, end of period	$ 14.41	$ 15.62	$ 14.92

Market value, end of period	$ 14.24	$ 14.44	$ 15.11

Total return based on market value [5]	12.07%	6.55%	1.66%

Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$966,835	$1,035,766	$979,903
Liquidation value of preferred shares, end of period (thousands)	$490,000	$490,000	$490,000
Asset coverage ratio, end of period	297%	311%	300%
Ratios to average net assets applicable to common shareholders
Expenses including waivers/reimbursements and excluding expense reductions	1.15%	1.15%	0.77% [6]
Expenses excluding waivers/reimbursements and expense reductions	1.15%	1.15%	0.77% [6]
Net investment income (loss) [7]	10.03%	10.56%	6.66% [6]
Portfolio turnover rate	63%	49%	2%

[1] For the period from February 28, 2003 (commencement of class operations), to April 30, 2003.
[2] Initial public offering price of $15.00 per share less underwriting discount of $0.67 per share.
[3] Distributions to preferred shareholders per common share are based on average common shares outstanding during the period.
[4] Amount represents less than $0.005 per share.
[5] Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported.
Dividends and distributions are assumed for purposes of these calculations to reinvested at prices obtained under the Fund's Automatic
Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.
[6] Annualized
[7] The net investment income (loss) ratio reflects distributions to preferred shareholders.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

April 30, 2005

	Principal
	Amount	Value

CORPORATE BONDS 136.5%
CONSUMER DISCRETIONARY 40.9%
Auto Components 1.5%
RJ Tower Corp., 12.00%, 06/01/2013 (p) •	$ 3,060,000	$1,637,100
Tenneco Automotive, Inc., 8.625%, 11/15/2014 (p) 144A	14,350,000	13,166,125

		14,803,225

Hotels, Restaurants & Leisure 12.2%
Ameristar Casinos, Inc., 10.75%, 02/15/2009	10,000,000	10,925,000
Equinox Holdings, Inc., 9.00%, 12/15/2009 (p)	10,930,000	11,230,575
Gaylord Entertainment Co., 6.75%, 11/15/2014 144A	2,500,000	2,325,000
Herbst Gaming, Inc., 7.00%, 11/15/2014 144A	7,300,000	7,190,500
Inn of The Mountain Gods Resort & Casino, 12.00%, 11/15/2010 (p)	7,000,000	8,242,500
Isle of Capri Casinos, Inc., 7.00%, 03/01/2014 (p)	7,500,000	7,312,500
John Q. Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012	12,995,000	13,904,650
La Quinta Corp., 8.875%, 03/15/2011	10,500,000	11,353,125
Las Vegas Sands Corp., 6.375%, 02/15/2015 (p) 144A	5,830,000	5,494,775
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007	10,000,000	11,025,000
MGM MIRAGE, Inc., 5.875%, 02/27/2014 (p)	4,500,000	4,235,625
Station Casinos, Inc.:
6.50%, 02/01/2014 (p)	3,650,000	3,659,125
6.875%, 03/01/2016 (p)	3,650,000	3,704,750
Town Sports International, Inc., 9.625%, 04/15/2011 (p)	6,325,000	6,522,656
Wynn Resorts, Ltd., 6.625%, 12/01/2014 144A	11,280,000	10,603,200

		117,728,981

Household Durables 2.5%
Jarden Corp., 9.75%, 05/01/2012	6,475,000	6,928,250
K. Hovnanian Enterprises, Inc., 7.75%, 05/15/2013 (p)	7,000,000	7,157,500
Meritage Homes Corp., 6.25%, 03/15/2015 144A	4,050,000	3,746,250
Technical Olympic USA, Inc.:
7.50%, 03/15/2011	1,500,000	1,402,500
10.375%, 07/01/2012	4,800,000	5,064,000

		24,298,500

Leisure Equipment & Products 1.9%
AMC Entertainment, Inc., 8.625%, 08/15/2012 (p) 144A	11,430,000	11,915,775
Riddell Bell Holdings, Inc., 8.375%, 10/01/2012 144A	6,105,000	6,181,312

		18,097,087

Media 14.2%
Cablevision Systems Corp., 8.00%, 04/15/2012 (p) 144A	15,635,000	15,498,194
CCO Holdings LLC, 8.75%, 11/15/2013 (p)	7,500,000	7,256,250
Charter Communications Holdings LLC, 8.625%, 04/01/2009 (p)	14,000,000	10,185,000
Cinemark USA, Inc.:
9.00%, 02/01/2013	12,000,000	12,750,000
Sr. Disc. Note, Step Bond, 0.00%, 03/15/2014 †	7,225,000	5,003,312
Dex Media East LLC, 9.875%, 11/15/2009	13,500,000	14,850,000
Emmis Communications Corp., 6.875%, 05/15/2012	7,350,000	7,294,875
Houghton Mifflin Co., 9.875%, 02/01/2013 (p)	7,000,000	7,105,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2005

	Principal
	Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Media continued
Marquee Holdings, Inc., Sr. Disc. Note, Step Bond, 0.00%, 08/15/2014 144A †	$12,850,000	$8,095,500
Mediacom LLC, 9.50%, 01/15/2013 (p)	15,250,000	14,678,125
PRIMEDIA, Inc., 8.875%, 05/15/2011	5,030,000	5,231,200
Sinclair Broadcast Group, Inc., 8.00%, 03/15/2012 (p)	12,500,000	12,468,750
Visant Corp., 7.625%, 10/01/2012	7,465,000	7,502,325
WMG Holdings Corp., 7.39%, 12/15/2011 144A	9,000,000	9,315,000

		137,233,531

Multi-line Retail 1.5%
J.C. Penney Co., Inc., 7.375%, 08/15/2008 (p)	14,000,000	14,910,000

Specialty Retail 4.9%
American Achievement Corp., 8.25%, 04/01/2012	6,155,000	6,355,038
Central Garden & Pet Co., 9.125%, 02/01/2013	7,000,000	7,560,000
CSK Auto, Inc., 7.00%, 01/15/2014	7,675,000	6,984,250
FTD, Inc., 7.75%, 02/15/2014	7,359,000	7,359,000
PETCO Animal Supplies, Inc., 10.75%, 11/01/2011	10,000,000	11,150,000
United Auto Group, Inc., 9.625%, 03/15/2012	8,000,000	8,360,000

		47,768,288

Textiles, Apparel & Luxury Goods 2.2%
Norcross Safety Products LLC:
11.75%, 01/01/2012 144A	1,915,000	1,953,300
Ser. B, 9.875%, 08/15/2011	2,750,000	2,915,000
Oxford Industries, Inc., 8.875%, 06/01/2011	12,000,000	12,480,000
The Warnaco Group, Inc., 8.875%, 06/15/2013	3,200,000	3,472,000

		20,820,300

CONSUMER STAPLES 6.0%
Food & Staples Retailing 1.6%
Ingles Markets, Inc., 8.875%, 12/01/2011	7,000,000	7,017,500
Roundy's, Inc., Ser. B, 8.875%, 06/15/2012 (p)	8,175,000	8,502,000

		15,519,500

Food Products 1.8%
B&G Foods Holdings Corp., 8.00%, 10/01/2011 (p)	585,000	606,938
Chiquita Brands International, Inc., 7.50%, 11/01/2014 (p)	2,460,000	2,263,200
Del Monte Corp.:
6.75%, 02/15/2015 144A	1,600,000	1,544,000
8.625%, 12/15/2012	9,217,000	9,908,275
Michael Foods, Inc., 8.00%, 11/15/2013	3,400,000	3,502,000

		17,824,413

Household Products 0.8%
Rayovac Corp., 7.375%, 02/01/2015 144A	8,010,000	7,809,750

Personal Products 1.0%
Playtex Products, Inc., 8.00%, 03/01/2011	9,000,000	9,652,500

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2005

	Principal
	Amount	Value

CORPORATE BONDS continued
CONSUMER STAPLES continued
Tobacco 0.8%
Commonwealth Brands, Inc., 10.625%, 09/01/2008 144A	$ 7,000,000	$7,350,000

ENERGY 14.8%
Energy Equipment & Services 5.8%
Dresser, Inc., 9.375%, 04/15/2011	14,000,000	14,700,000
Exide Technologies, 10.50%, 03/15/2013 144A (p)	6,080,000	5,183,200
Grant Prideco, Inc., 9.00%, 12/15/2009	12,750,000	13,961,250
Gulfmark Offshore, Inc., 7.75%, 07/15/2014 144A	4,100,000	4,161,500
Hornbeck Offshore Services, Ser. B, 6.125%, 12/01/2014 (p)	2,100,000	2,081,625
Parker Drilling Co.:
9.625%, 10/01/2013 144A	8,125,000	8,978,125
Ser. B, 9.625%, 10/01/2013 (p)	3,830,000	4,232,150
SESI LLC, 8.875%, 05/15/2011	2,000,000	2,150,000

		55,447,850

Oil, Gas & Consumable Fuels 9.0%
Chesapeake Energy Corp.:
6.375%, 06/15/2015 144A	5,375,000	5,294,375
6.875%, 01/15/2016	3,360,000	3,360,000
7.50%, 09/15/2013	7,000,000	7,420,000
7.75%, 01/15/2015	3,500,000	3,701,250
El Paso Corp.:
7.75%, 01/15/2032 (p)	7,500,000	6,937,500
7.875%, 06/15/2012 (p)	7,050,000	6,926,625
El Paso Production Holding Co., 7.75%, 06/01/2013	10,500,000	10,631,250
Exco Resources, Inc., 7.25%, 01/15/2011	2,245,000	2,222,550
Overseas Shipholding Group, Inc., 8.25%, 03/15/2013	12,050,000	12,833,250
Plains Exploration & Production Co., 8.75%, 07/01/2012	2,500,000	2,712,500
Premcor Refining Group, Inc., 9.50%, 02/01/2013	6,500,000	7,410,000
The Williams Companies, Inc.:
7.50%, 01/15/2031 (p)	6,750,000	7,003,125
8.125%, 03/15/2012	9,750,000	10,725,000

		87,177,425

FINANCIALS 8.7%
Consumer Finance 2.1%
General Motors Acceptance Corp., 6.125%, 09/15/2006	14,000,000	13,921,012
Triad Financial Corp., 11.125%, 05/01/2013 144A	6,500,000	6,475,625

		20,396,637

Diversified Financial Services 1.8%
Arch Western Finance LLC, 6.75%, 07/01/2013	7,125,000	7,178,437
Borden US Finance Corp., 9.00%, 07/15/2014 144A	2,200,000	2,211,000
Metris Companies, Inc., 10.125%, 07/15/2006 (p)	8,333,000	8,374,665

		17,764,102

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2005

	Principal
	Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Insurance 0.8%
Crum & Forster Holdings Corp., 10.375%, 06/15/2013	$ 6,750,000	$7,357,500

Real Estate 4.0%
Crescent Real Estate Equities Co., REIT, 9.25%, 04/15/2009	7,425,000	7,834,630
HMH Properties, Inc., Ser. B, REIT, 7.875%, 08/01/2008 (p)	1,701,000	1,743,525
Host Marriott Corp., Ser. J, REIT, 7.125%, 11/01/2013 (p)	15,000,000	15,262,500
Omega Healthcare Investors, Inc., REIT:
6.95%, 08/01/2007	4,255,000	4,345,419
7.00%, 04/01/2014	1,400,000	1,358,000
Thornburg Mortgage Inc., REIT, 8.00%, 05/15/2013	7,825,000	7,903,250

		38,447,324

HEALTH CARE 9.6%
Health Care Equipment & Supplies 1.6%
Universal Hospital Services, Inc., 10.125%, 11/01/2011	14,715,000	14,972,512

Health Care Providers & Services 8.0%
Carriage Services, Inc., 7.875%, 01/15/2015 144A	3,600,000	3,636,000
Extendicare, Inc., 9.50%, 07/01/2010	13,000,000	14,186,250
HCA, Inc., 6.375%, 01/15/2015	7,525,000	7,589,775
IASIS Healthcare Corp., 8.75%, 06/15/2014	5,100,000	5,265,750
Select Medical Corp., 7.625%, 02/01/2015 144A	8,150,000	8,048,125
Service Corporation International, 6.75%, 04/01/2016 (p)	7,475,000	7,157,313
Team Health, Inc., 9.00%, 04/01/2012 (p)	8,675,000	8,675,000
Tenet Healthcare Corp., 9.875%, 07/01/2014	11,230,000	11,594,975
Triad Hospital, Inc., 7.00%, 05/15/2012	11,000,000	11,330,000

		77,483,188

INDUSTRIALS 10.5%
Aerospace & Defense 0.6%
Argo-Tech Corp., 9.25%, 06/01/2011	1,640,000	1,763,000
Moog, Inc., 6.25%, 01/15/2015	4,614,000	4,590,930

		6,353,930

Commercial Services & Supplies 4.9%
Allied Waste North America, Inc.:
5.75%, 02/15/2011 (p)	4,080,000	3,600,600
6.375%, 04/15/2011 (p)	4,075,000	3,728,625
American Color Graphics, Inc., 10.00%, 06/15/2010 (p)	7,250,000	4,676,250
Clean Harbors, Inc., 11.25%, 07/15/2012 144A	7,950,000	8,864,250
Corrections Corporation of America, 6.25%, 03/15/2013 144A	3,825,000	3,710,250
Geo Group, Inc., 8.25%, 07/15/2013	4,875,000	4,911,563
JohnsonDiversey Holdings, Inc., Sr. Disc. Note, Step Bond, 0.00%, 05/15/2013 †	8,500,000	6,757,500
TriMas Corp., 9.875%, 06/15/2012	11,025,000	10,914,750

		47,163,788

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2005

	Principal
	Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Machinery 3.5%
Case New Holland, Inc., 9.25%, 08/01/2011 144A	$13,000,000	$13,325,000
Douglas Dynamics LLC, 7.75%, 01/15/2012 144A	5,385,000	5,304,225
Dresser Rand Group, Inc., 7.375%, 11/01/2014 144A	6,375,000	6,247,500
Terex Corp., 7.375%, 01/15/2014	8,750,000	8,837,500

		33,714,225

Trading Companies & Distributors 1.5%
United Rentals, Inc., 7.75%, 11/15/2013 (p)	15,000,000	14,137,500

INFORMATION TECHNOLOGY 5.7%
Communications Equipment 1.5%
Lucent Technologies, Inc., 6.45%, 03/15/2029 (p)	16,800,000	14,259,000

Electronic Equipment & Instruments 1.0%
Da-Lite Screen Co., Inc., 9.50%, 05/15/2011	8,850,000	9,712,875

Internet Software & Services 1.5%
UGS Corp., 10.00%, 06/01/2012 144A	14,060,000	15,114,500

IT Services 1.7%
Computer Sciences Corp., 9.50%, 02/15/2013 144A	10,100,000	9,746,500
Stratus Technologies, Inc., 10.375%, 12/01/2008	5,000,000	4,900,000
Unisys Corp., 6.875%, 03/15/2010 (p)	1,500,000	1,443,750

		16,090,250

MATERIALS 28.9%
Chemicals 9.8%
Arco Chemical Co., 9.80%, 02/01/2020 (p)	4,050,000	4,495,500
Equistar Chemicals LP, 10.625%, 05/01/2011 (p)	14,000,000	15,680,000
Ethyl Corp., 8.875%, 05/01/2010	12,000,000	12,690,000
Huntsman Advanced Materials LLC, 11.00%, 07/15/2010 144A	6,500,000	7,442,500
Huntsman International LLC:
9.875%, 03/01/2009	7,000,000	7,560,000
11.50%, 07/15/2012 144A	8,085,000	9,338,175
Lyondell Chemical Co.:
9.50%, 12/15/2008	7,500,000	8,034,375
10.50%, 06/01/2013 (p)	6,500,000	7,523,750
Millenium America, Inc.:
7.625%, 11/15/2026	5,000,000	4,775,000
9.25%, 06/15/2008	4,000,000	4,280,000
PQ Corp., 7.50%, 02/15/2013 (p) 144A	7,655,000	7,463,625
Terra Capital, Inc., 11.50%, 06/01/2010	4,550,000	5,209,750

		94,492,675

Containers & Packaging 7.1%
Crown Holdings, Inc., 8.00%, 04/15/2023 (p)	17,000,000	16,150,000
Graham Packaging Co., 9.875%, 10/15/2014 (p) 144A	6,940,000	6,662,400
Graphic Packaging International, Inc., 9.50%, 08/15/2013 (p)	15,000,000	15,000,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2005

	Principal
	Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Containers & Packaging continued
Owens-Brockway Glass Containers, Inc.:
8.25%, 05/15/2013	$10,525,000	$11,209,125
8.75%, 11/15/2012	12,150,000	13,304,250
Stone Container Corp., 9.75%, 02/01/2011 (p)	6,500,000	6,841,250

		69,167,025

Metals & Mining 7.2%
Alaska Steel Corp., 7.75%, 06/15/2012 (p)	11,150,000	9,979,250
Foundation Pennsylvania Coal Co., 7.25%, 08/01/2014	8,800,000	9,086,000
Freeport-McMoRan Copper & Gold, Inc.:
6.875%, 02/01/2014 (p)	4,750,000	4,488,750
10.125%, 02/01/2010 (p)	6,450,000	7,095,000
Oregon Steel Mills, Inc., 10.00%, 07/15/2009 (p)	10,500,000	11,313,750
Peabody Energy Corp.:
5.875%, 04/15/2016 (p)	11,175,000	10,895,625
6.875%, 03/15/2013	2,720,000	2,828,800
United States Steel Corp., 10.75%, 08/01/2008 (p)	12,612,000	14,251,560

		69,938,735

Paper & Forest Products 4.8%
Amscan Holdings, Inc., 8.75%, 05/01/2014	7,450,000	6,965,750
Boise Cascade LLC:
6.02%, 10/15/2012 144A	3,750,000	3,731,250
7.125%, 10/15/2014 144A	3,500,000	3,342,500
Bowater, Inc., 6.50%, 06/15/2013 (p)	7,250,000	6,615,625
Buckeye Technologies, Inc., 8.50%, 10/01/2013	7,500,000	7,837,500
Georgia Pacific Corp.:
8.00%, 01/15/2024	4,170,000	4,461,900
8.125%, 05/15/2011	12,000,000	13,185,000

		46,139,525

TELECOMMUNICATION SERVICES 7.8%
Diversified Telecommunication Services 3.9%
Consolidated Communications, Inc., 9.75%, 04/01/2012 144A	12,000,000	12,660,000
Hawaiian Telecom Communications, Inc.:
FRN, 8.91%, 05/01/2013 144A	5,025,000	4,999,875
9.75%, 05/01/2013 144A	4,000,000	3,995,000
Insight Midwest LP, 9.75%, 10/01/2009 (p)	8,000,000	8,400,000
Qwest Communications International, Inc., 7.875%, 09/01/2011 144A	7,300,000	7,446,000

		37,500,875

Wireless Telecommunication Services 3.9%
Alamosa Holdings, Inc., 8.50%, 01/31/2012 (p)	3,500,000	3,640,000
Centennial Communications Corp., 10.125%, 06/15/2013	10,000,000	10,975,000
Horizon PCS, Inc., 11.375%, 07/15/2012 144A	3,325,000	3,690,750
Nextel Communications, Inc., 7.375%, 08/01/2015	10,000,000	10,700,000
Rural Cellular Co., 8.25%, 03/15/2012 (p)	1,420,000	1,444,850

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2005

	Principal
	Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES continued
Wireless Telecommunication Services continued
UbiquiTel, Inc., 9.875%, 03/01/2011	$ 3,375,000	$ 3,670,312
US Unwired, Inc., Ser. B, 10.00%, 06/15/2012	3,325,000	3,665,813

		37,786,725

UTILITIES 3.6%
Multi-Utilities 3.6%
AES Corp., 7.75%, 03/01/2014 (p)	11,250,000	11,531,250
NRG Energy, Inc., 8.00%, 12/15/2013 144A	8,912,000	9,045,680
Reliant Resources, Inc.:
6.75%, 12/15/2014 (p)	8,150,000	7,253,500
9.25%, 07/15/2010 (p)	7,000,000	7,192,500

		35,022,930

Total Corporate Bonds (cost $1,325,624,637)		1,319,457,171

YANKEE OBLIGATIONS-CORPORATE 10.0%
CONSUMER DISCRETIONARY 1.8%
Hotels, Restaurants & Leisure 0.7%
Intrawest Corp., 7.50%, 10/15/2013	7,050,000	7,050,000

Media 1.1%
IMAX Corp., 9.625%, 12/01/2010 (p)	9,950,000	10,571,875

CONSUMER STAPLES 1.5%
Food & Staples Retailing 1.5%
Jean Coutu Group, Inc., 8.50%, 08/01/2014 (p)	14,750,000	13,975,625

FINANCIALS 1.8%
Diversified Financial Services 1.8%
Northern Telecom Capital Corp., 7.875%, 06/15/2026	9,000,000	9,000,000
Ship Finance International, Ltd., 8.50%, 12/15/2013	8,640,000	8,251,200

		17,251,200

INDUSTRIALS 0.7%
Marine 0.3%
CP Ships, Ltd., 10.375%, 07/15/2012	2,400,000	2,706,000

Transportation Infrastructure 0.4%
Sea Containers, Ltd., 10.50%, 05/15/2012	3,715,000	3,900,750

INFORMATION TECHNOLOGY 1.1%
Electronic Equipment & Instruments 0.8%
Celestica, Inc., 7.875%, 07/01/2011 (p)	7,805,000	7,805,000

Semiconductors & Semiconductor Equipment 0.3%
Magnachip Semiconductor SA:
FRN, 6.26%, 12/15/2011 144A	1,750,000	1,645,000
6.875%, 12/15/2011 144A	1,750,000	1,610,000

		3,255,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2005

	Principal
	Amount	Value

YANKEE OBLIGATIONS-CORPORATE continued
MATERIALS 2.3%
Containers & Packaging 0.2%
Stone Container Finance Co., 7.375%, 07/15/2014 (p)	$ 1,625,000	$ 1,503,125

Metals & Mining 1.6%
Gerdau Ameristeel Corp., 10.375%, 07/15/2011	1,231,000	1,347,945
Novelis, Inc., 7.25%, 02/15/2015 144A	14,750,000	14,344,375

		15,692,320

Paper & Forest Products 0.5%
Abitibi Consolidated, Inc., 6.00%, 06/20/2013 (p)	4,125,000	3,403,125
Tembec Industries, Inc., 7.75%, 03/15/2012 (p)	1,785,000	1,356,600

		4,759,725

TELECOMMUNICATION SERVICES 0.8%
Wireless Telecommunication Services 0.8%
Rogers Wireless, Inc.:
6.375%, 03/01/2014	3,485,000	3,354,312
7.50%, 03/15/2015	4,350,000	4,485,938

		7,840,250

Total Yankee Obligations-Corporate (cost $97,150,316)		96,310,870

	Shares	Value

WARRANTS 0.4%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
RCN Corp., Expiring 06/30/2013 * + (h)	2,110,000	0

TELECOMMUNICATION SERVICES 0.4%
Wireless Telecommunication Services 0.4%
American Tower Escrow Corp., Expiring 08/01/2008 *	17,500	4,261,302

Total Warrants (cost $1,421,436)		4,261,302

SHORT-TERM INVESTMENTS 27.5%
MUTUAL FUND SHARES 27.5%
Navigator Prime Portfolio (p)(p) (cost $265,688,293)	265,688,293	265,688,293

Total Investments (cost $1,689,884,682) 174.4%		1,685,717,636
Other Assets and Liabilities and Preferred Shares (74.4%)		(718,882,807)

Net Assets Applicable to Common Shareholders 100.0%		$ 966,834,829

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2005

(p)	All or a portion of this security is on loan.
•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition.
The rate shown is the stated rate at the current period end.
*	Non-income producing security
+	Security is deemed illiquid and is valued using market quotations when readily available.
(h)	Security is valued at fair value as determined in good faith under procedures established by the Board of Trustees.
(p)(p)	Represents investment of cash collateral received from securities on loan.

Summaryof Abbreviations
FRN	Floating Rate Note
REIT	Real Estate Investment Trust

The following table shows the percent of total bonds by credit quality based on Moody's and Standard & Poor's ratings as of April 30, 2005 (unaudited):

BBB	1.0%
BB	22.7%
B	70.2%
CC	6.0%
NR	0.1%

100.0%

The following table shows the percent of total bonds by maturity as of April 30, 2005 (unaudited):

1 to 3 year(s)	2.7%
3 to 5 years	11.4%
5 to 10 years	78.3%
10 to 20 years	4.6%
20 to 30 years	3.0%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2005

Assets
Investments in securities, at value (cost $1,689,884,682) including $259,023,366
of securities loaned	$1,685,717,636
Receivable from broker	360,346
Receivable for securities sold	25,553,683
Interest receivable	33,679,521
Receivable for securities lending income	55,715
Unrealized gains on interest rate swap transactions	9,168,220

Total assets	1,754,535,121

Liabilities
Dividends payable	8,595,921
Payable for securities purchased	9,025,000
Payable for securities on loan	265,688,293
Due to custodian bank	13,707,250
Advisory fee payable	72,028
Due to other related parties	6,002
Accrued expenses and other liabilities	173,671

Total liabilities	297,268,165

Preferred shares at redemption value
$25,000 liquidation value per share applicable to 19,600 shares, including dividends payable
of $432,127	490,432,127

Net assets applicable to common shareholders	$966,834,829

Net assets applicable to common shareholders represented by
Paid-in capital	$955,312,834
Overdistributed net investment income	(847,808)
Accumulated net realized gains on securities and interest rate swap transactions	7,368,629
Net unrealized gains on securities and interest rate swap transactions	5,001,174

Net assets applicable to common shareholders	$966,834,829

Net asset value per share applicable to common shareholders
Based on $966,834,829 divided by 67,087,508 common shares issued and outstanding
(100,000,000 common shares authorized)	$14.41

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended April 30, 2005

Investment income
Interest income (net of foreign withholding taxes of $42,445)	$123,709,853
Income from affiliates	784,248
Securities lending	424,244

Total investment income	124,918,345

Expenses
Advisory fee	9,098,881
Administrative services fee	758,240
Transfer agent fees	46,893
Trustees' fees and expenses	47,956
Printing and postage expenses	185,706
Custodian and accounting fees	310,386
Professional fees	54,142
Auction agent fees	1,286,912
Other	36,938

Total expenses	11,826,054
Less: Expense reductions	(7,989)
Expense reimbursements	(203)

Net expenses	11,817,862

Net investment income	113,100,483

Net realized and unrealized gains or losses on securities and interest rate swap transactions
Net realized gains or losses on:
Securities	26,850,019
Interest rate swap transactions	(3,137,157)

Net realized gains on securities and interest rate swap transactions	23,712,862
Net change in unrealized gains or losses on securities and interest rate swap transactions	(76,423,477)

Net realized and unrealized gains or losses on securities and interest rate swap transactions	(52,710,615)
Distributions to preferred shareholders from
Net investment income	(9,367,586)
Net realized gains	(674,040)

Net increase in net assets applicable to common shareholders resulting from operations	$50,348,242

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,

	2005	2004

Operations
Net investment income	$ 113,100,483	$ 113,276,185
Net realized gains on securities and interest rate swap transactions	23,712,862	10,757,680
Net change in unrealized gains or losses on securities and interest rate
swap transactions	(76,423,477)	36,732,394
Distributions to preferred shareholders from
Net investment income	(9,367,586)	(5,808,658)
Net realized gains	(674,040)	0

Net increase in net assets applicable to common shareholders resulting
from operations	50,348,242	154,957,601

Distributions to common shareholders from
Net investment income	(113,371,836)	(109,070,550)
Net realized gains	(18,002,382)	0

Total distributions to common shareholders	(131,374,218)	(109,070,550)

Capital share transactions
Net asset value of common shares issued under the Automatic
Dividend Reinvestment Plan	12,094,632	9,975,946

Total increase (decrease) in net assets applicable to common shareholders	(68,931,344)	55,862,997
Net assets applicable to common shareholders
Beginning of period	1,035,766,173	979,903,176

End of period	$ 966,834,829	$1,035,766,173

Undistributed (overdistributed) net investment income	$ (847,808)	$ 1,825,484

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Evergreen Income Advantage Fund (the "Fund") was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its investment objective.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

c. Interest rate swaps

The Fund may enter into interest rate swap agreements to manage the Fund's exposure to interest rates. A swap agreement is an exchange of cash payments between the Fund and another party

NOTES TO FINANCIAL STATEMENTS continued

based on a notional principal amount. Cash payments or receipts are recorded as realized gains or losses. The value of the swap agreements is marked-to-market daily based upon quotations from market makers and any change in value is recorded as an unrealized gain or loss. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform or if there are unfavorable changes in the fluctuation of interest rates.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to dividend redesignations, consent fees on tendered bonds and premium amortization. During the year ended April 30, 2005, the following amounts were reclassified:

Overdistributed net investment income	$11,156,353
Accumulated net realized gains on securities
and interest rate swap transactions	(11,156,353)

g. Reclassifications

Certain amounts in previous years' financial statements have been reclassified to conform to the current year's presentation.

2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.60% of the Fund's average daily total assets applicable to common shareholders. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets. The advisory fee would be

NOTES TO FINANCIAL STATEMENTS continued

equivalent to 0.89% of the Fund's average daily net assets applicable to common shareholders if the Fund is fully leveraged through the issuance of preferred shares and/or other borrowings. For the year ended April 30, 2005, the Fund had preferred shares issued and outstanding.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended April 30, 2005, EIMC reimbursed other expenses in the amount of $203.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.05% of the Fund's average daily total assets.

3. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 common shares with no par value. For the years ended April 30, 2005 and April 30, 2004, the Fund issued 772,533 and 657,975 common shares, respectively.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $1,148,384,236 and $915,762,393, respectively, for the year ended April 30, 2005.

During the year ended April 30, 2005 the Fund loaned securities to certain brokers. At April 30, 2005, the value of securities on loan and the value of collateral amounted to $259,023,366 and $265,688,293, respectively.

At April 30, 2005, the Fund had the following open interest rate swap agreements:

			Cash Flows	Cash Flows
	Notional		Paid	Received	Unrealized
Expiration	Amount	Counterparty	by the Fund	by the Fund	Gain

7/02/2006	$150,000,000	Merrill Lynch	Fixed - 1.95%	Floating-2.87%	$3,083,390
		& Co., Inc.
11/26/2006	105,000,000	Merrill Lynch	Fixed - 2.79%	Floating-2.85%	1,596,336
		& Co., Inc.
7/02/2008	100,000,000	JPMorgan	Fixed - 2.737%	Floating-2.87%	3,430,374
		Chase & Co.
11/26/2008	65,000,000	Merrill Lynch	Fixed - 3.585%	Floating-2.85%	1,058,120
		& Co., Inc.

On April 30, 2005, the aggregate cost of securities for federal income tax purposes was $1,684,981,958. The gross unrealized appreciation and depreciation on securities based on tax cost was $461,669,432 and $460,933,754, respectively, with a net unrealized appreciation of $735,678.

NOTES TO FINANCIAL STATEMENTS continued

5. AUCTION MARKET PREFERRED SHARES

The Fund has issued 19,600 shares of Auction Market Preferred Shares ("Preferred Shares") consisting of six series, each with a liquidation value of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared). Dividends on each series of Preferred Shares are cumulative at a rate, which is reset based on the result of an auction. The annualized dividend rate was 2.05% during the year ended April 30, 2005. The Fund will not declare, pay or set apart for payment any dividend to its common shareholders unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of Preferred Shares through its most recent dividend payment date.

Each series of Preferred Shares is redeemable, in whole or in part, at the option of the Fund on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared). Each series of Preferred Shares is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared) if the requirement relating to the asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

The holders of Preferred Shares have voting rights equal to the holders of the Fund's common shares and will vote together with holders of common shares as a single class. Holders of Preferred Shares, voting as a separate class, are entitled to elect two of the Fund's Trustees.

6. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed
	Long-term
Overdistributed	Capital	Unrealized
Ordinary Income	Gain	Appreciation

$ 847,808	$11,634,125	$ 735,678

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization adjustments and interest rate swap payments.

The tax character of distributions paid was as follows:

	Year EndedApril 30,

	2005	2004

Ordinary Income	$122,739,422	$114,879,208
Long-term Capital Gain	18,676,422	0

7. EXPENSE REDUCTIONS

Through expense offset arrangements with the Fund's custodian, a portion of fund expenses has been reduced.

NOTES TO FINANCIAL STATEMENTS continued

8. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

10. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and Evergreen Service Company, LLC (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission ("SEC") informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund's prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager, of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the fund's prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by this fund on the client's account. In connection with the activity in Evergreen

NOTES TO FINANCIAL STATEMENTS continued

Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager's account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

From time to time, EIMC is involved in various legal actions in the normal course of business. In EIMC's opinion, it is not involved in any legal actions that will have a material effect on its ability to provide services to the Fund.

Although Evergreen believes that neither the foregoing investigations nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

11. SUBSEQUENT DISTRIBUTIONS

On April 18, 2005, the Fund declared distributions from net investment income of $0.13 per common share, payable on June 1, 2005 to shareholders of record on May 16, 2005.

On May 20, 2005, the Fund declared distributions from net investment income of $0.13 per common share, payable on July 1, 2005 to shareholders of record on June 15, 2005.

These distributions are not reflected in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Income Advantage Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Income Advantage Fund as of April 30, 2005, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2005 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Income Advantage Fund as of April 30, 2005, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 17, 2005

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan ("the Plan"). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by EquiServe Trust Company, N.A., as agent for shareholders in administering the Plan ("Plan Agent"), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("newly issued common shares") or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the American Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions ("market premium"), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium ("market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated aggregate capital gain distributions of $18,676,422 for the fiscal year ended April 30, 2005.

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TRUSTEES AND OFFICERS

TRUSTEES 1

Charles A. Austin III	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice);
Trustee	Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England;
DOB: 10/23/1934	Director, The Francis Ouimet Society; Former Director, Health Development Corp.
Term of office since: 1991	(fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee,
Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc.
Other directorships: None	(investment advice); Former Director, Executive Vice President and Treasurer, State Street
Research & Management Company (investment advice)

Shirley L. Fulton	Principal occupations: Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner,
Trustee	Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge,
DOB: 1/10/1952	26th Judicial District, Charlotte, NC
Term of office since: 2004
Other directorships: None

K. Dun Gifford	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust
Trustee	(education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College;
DOB: 10/23/1938	Former Chairman of the Board, Director, and Executive Vice President, The London Harness
Term of office since: 1974	Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee,
Mentor Funds and Cash Resource Trust
Other directorships: None

Dr. Leroy Keith, Jr.	Principal occupations: Partner, Stonington Partners, Inc. (private equity firm); Trustee,
Trustee	The Phoenix Group of Mutual Funds; Director, Obagi Medical Products Co.; Director,
DOB: 2/14/1939	Diversapack Co.; Former Director, Lincoln Educational Services; Former Chairman of the Board
Term of office since: 1983	and Chief Executive Officer, Carson Products Company (manufacturing); Former Director,
Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Other directorships: Trustee, The
Phoenix Group of Mutual Funds

Gerald M. McDonnell	Principal occupations: Manager of Commercial Operations, SMI Steel Co. – South Carolina
Trustee	(steel producer); Former Sales and Marketing Manager, Nucor Steel Company; Former Director,
DOB: 7/14/1939	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1988
Other directorships: None

William Walt Pettit	Principal occupations: Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior
Trustee	Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Former Director,
DOB: 8/26/1955	Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

David M. Richardson	Principal occupations: President, Richardson, Runden LLC (executive recruitment business
Trustee	development/consulting company); Consultant, Kennedy Information, Inc. (executive
DOB: 9/19/1941	recruitment information and research company); Consultant, AESC (The Association of
Term of office since: 1982	Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising);
Former Trustee, NDI Technologies, LLP (communications); Former Vice Chairman, DHR
Other directorships: None	International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.;
Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Russell A. Salton III	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director,
Trustee	Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health
DOB: 6/2/1947	Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and
Term of office since: 1984	Cash Resource Trust
Other directorships: None

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Principal occupations: Director, Branded Media Corporation (multi-media branding company);
Trustee	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.;
DOB: 2/20/1943	Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

Richard J. Shima	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee,
Trustee	Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA;
DOB: 8/11/1939	Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association;
Term of office since: 1993	Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.;
Former Trustee, Mentor Funds and Cash Resource Trust
Other directorships: None

Richard K. Wagoner, CFA [2]	Principal occupations: Member and Former President, North Carolina Securities Traders
Trustee	Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees
DOB: 12/12/1937	of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1999
Other directorships: None

OFFICERS

Dennis H. Ferro [3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Carol Kosel [4]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.
Treasurer
DOB: 12/25/1963
Term of office since: 1999

Michael H. Koonce [4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
Term of office since: 2000

James Angelos [4]	Principal occupations: Chief Compliance Officer and Senior Vice President, Evergreen Funds;
Chief Compliance Officer	Former Director of Compliance, Evergreen Investment Services, Inc.
DOB: 9/2/1947
Term of office since: 2004

[1]The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three year term concurrent with the class from which the Trustee is elected. Each Trustee oversees 89 Evergreen funds. Correspondence for each
Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.
2Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the
Fund's investment advisor.
[3]The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
[4]The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

568264 rv2 6/2005

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and K. Dun Gifford have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audit of the Registrant's annual financial statements for the fiscal years ended April 30, 2005 and April 30, 2004, and fees billed for other services rendered by KPMG LLP.

	2005	2004
Audit fees	$25,000	$24,000
Audit-related fees (1)	13,000	12,250

Audit and audit-related fees	38,000	36,250
Tax fees (2)	3,375	1,850
All other fees	0	0

Total fees	$41,375	$38,100

(1) Audit-related fees consists principally of fees for interfund lending procedures and any merger related activity.

(2) Tax fees consists of fees for tax consultation, tax compliance and tax review.

Evergreen Funds
Evergreen Income Advantage Fund
Evergreen Managed Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit –related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in appendix D. Permissible All Other services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell, William W. Pettit and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.

Item 6 – [Reserved]

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, Evergreen Investment Management Company, LLC (the “Advisor”). The proxy voting policies and procedures of the Advisor are included as an exhibit hereto.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Manager

As of April 30, 2005, Dana E. Erikson, CFA is a Managing Director, Senior Portfolio Manager, and Head of the High Yield Team. He has been with Evergreen Investment Company, LLC (“EIMC”) or one of its predecessor firms since 1996. Prior to this position, he was Head of High Yield Research (1999-2004).

Other Funds and Accounts Managed. The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent fiscal year end April 30, 2005.

Portfolio Manager		(Assets in
		thousands)
Dana Erikson	Assets of registered investment companies managed
	Evergreen High Yield Bond Fund	$1,020,651,331
	Evergreen Income Advantage Fund	1,435,360,909
	Evergreen Managed Income Fund[1]	1,203,313,582
	Evergreen Strategic Income Fund[1]	411,596,757
	Evergreen VA High Income Fund	29,513,217
	Evergreen VA Strategic Income Fund[1]	77,059,902
	Sentinel Capital Markets Income Fund[1]	79,285,880
	Sentinel High Yield Bond Fund	161,082,082
	TOTAL	$4,417,863,660
	Those subject to performance fee	None
	Number of other pooled investment vehicles managed	None
	Number of other accounts managed	None

1 Mr. Erikson is not fully responsible for the management of the entire portfolios of Evergreen Managed Income Fund, Evergreen Strategic Income Fund, Evergreen VA Strategic Income Fund and Sentinel Capital Markets Income Fund. As of April 30, 2005, he was responsible only for approximately $871.6 million of the $1,771.3 million in assets in these funds.

Conflicts of Interest. Portfolio managers may experience certain conflicts of interest in managing the Fund’s investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. EIMC, Tattersall Advisory Group, Inc. (“TAG) and Evergreen International Advisors (“EIA”) have policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. EIMC’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple funds and other accounts may give rise to potential conflicts of interest, particularly if the funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a fund, which may constitute a conflict with the interest of the fund. EIMC, TAG and EIA seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in large capitalization equity securities.

Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

Neither EIMC, TAG nor EIA receives a performance fee for its management of the funds. EIMC, TAG, EIA and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the funds—for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC, TAG and EIA, however, require that portfolio managers treat all accounts they manage equitably and fairly.

EIMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in EIMC’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. EIMC has also adopted policies and procedures in accordance with Rule 17a-7 under the 1940 Act relating to transfers effected without a broker-dealer between registered investment companies or a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions. TAG and EIA have similar policies relating to brokerage, aggregation and fair allocation of trades.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the funds. One potential conflict arises from the weighting methodology used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus. Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake. EIMC’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC. The Codes of Ethics of TAG and EIA have similar provisions.

Compensation. For EIMC, TAG and EIA, portfolio managers’ compensation consists primarily of a base salary and an annual bonus. Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants. The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.

The annual bonus has an investment performance component (75%) and a subjective evaluation component (25%). The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2004, the investment performance component of each portfolio manager’s bonus was determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change for purposes of calculating bonus compensation for calendar year 2005.

Portfolio Manager
Dana Erikson	Callan High Yield
Lipper High Yield
Lipper Multi Sector Income

Portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company, based on their performance and/or positions held. Equity incentive awards are made based on subjective review of the factors that are considered in determining base salary and the annual bonus.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

• medical, dental, vision and prescription benefits,

• life, disability and long-term care insurance,

• before-tax spending accounts relating to dependent care, health care, transportation and parking, and

• various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC and TAG employees, but certain benefits may not be available to EIA employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Fund Holdings. The table below presents the dollar range of equity securities in the Fund owned by the Portfolio manager as of April 30, 2005.

Portfolio Manager
Dana Erikson	$50,001 – 100,000

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of April 30, 2005. Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Maryann Bruce	$100,001 – 500,000
President, EIS
Christopher Conkey	Over $1,000,000
Chief Investment Officer, EIMC
Dennis Ferro	Over $1,000,000
Chief Executive Officer, EIMC
Richard Gershen	$500,001 – 1,000,000
Head of Business Strategy, Risk
and Product Management, EIMC
W. Douglas Munn	$100,001 – 500,000
Chief Operating Officer, EIMC
Patrick O’Brien	Over $1,000,000
President, Institutional Division,
EIMC

Item 9 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There were no significant changes in the Registrant's internal controls or other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Income Advantage Fund

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: June 30, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: June 30, 2005

By: ________________________
Carol A. Kosel
Principal Financial Officer

Date: June 30, 2005

Proxy Voting Policy and Procedures

Evergreen Investment Management Company, LLC — June 16, 2003

Statement of Principles

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Corporate Governance Committee

EIMCO has established a corporate governance committee (Committee), which is a sub-committee of EIMCO's Investment Policy Committee. The Committee is responsible for approving EIMCO's proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Proxy Voting Guideline Summary

I. The Board of Directors
II. Proxy Contests
III. Auditors
IV. Proxy Contest Defenses
V. Tender Offer Defenses
VI. Miscellaneous Governance Provisions
VII. Capital Structure
VIII. Executive and Director Compensation
IX. State of Incorporation
X. Mergers and Corporate Restructurings
XI. Mutual Fund Proxies
XII. Social and Environmental Issues

I. The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

• Attend less than 75 percent of the board and committee meetings without a valid excuse

• Implement or renew a dead-hand or modified dead-hand poison pill

• Ignore a shareholder proposal that is approved by a majority of the shares outstanding

• Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

• Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

• Are inside directors and sit on the audit, compensation, or nominating committees

• Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.

Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III. Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

IV. Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause. Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V. Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill. Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers. Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI. Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII. Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures. Stock Distributions: Splits and Dividends Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control — Will the transaction result in a change in control of the company? Bankruptcy — Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

• Adverse governance changes

• Excessive increases in authorized capital stock

• Unfair method of distribution

• Diminution of voting rights

• Adverse conversion features

• Negative impact on stock option plans

• Other alternatives such as spinoff

VIII. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis. Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:

• Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

• Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

• Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

• Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

X. Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Changing Corporate Name Vote for changing the corporate name.

XI. Mutual Fund Proxies

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

• Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent

• Ignore a shareholder proposal that is approved by a majority of shares outstanding

• Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

• Are interested directors and sit on the audit or nominating committee

• Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund's Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

• Establish Director Ownership Requirement

Vote against the establishment of a director ownership requirement.

• Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

• Terminate the Investment Advisor

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.

XII. Social and Environmental Issues

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources Issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.